EEExhibit 99.2 Investor Day 2019 Customer Obsessed – Digital Everything – Continuous Improvement John Owen | Chief Operating Officer

John Owen Chief Operating Officer As Regions’ Chief Operating Officer, John Owen leads Enterprise Operations, Information  Technology, Data and Analytics, Corporate Real Estate and Procurement, Corporate Marketing, and  Digital Banking. Owen also leads the Steering Team for the Simplify and Grow strategic priority  focused on making banking easier for customers and associates, streamlining the company’s  organizational structure, accelerating revenue growth, and improving efficiency.  He is a member  of the company’s Executive Leadership Team.  Owen joined Regions in 2007 as head of Operations and Technology, where he served until 2009  when he was named head of the bank’s Consumer Services Group. He also served two years as  head of Business Lines, which included the Business Services, Consumer Services, Consumer  Lending and Wealth Management groups, before becoming head of the Regional Banking Group in  2014. He then served as head of Enterprise Services and Consumer Banking before being named  Chief Operating Officer in 2018.  Prior to joining Regions, Owen was chief executive officer of Assurant Specialty Property, a Fortune  500 company based in Atlanta. He joined Assurant as senior vice president of Information  Technology. Owen also was senior vice president of global systems development for Citicorp Credit  Services, chief information officer of North American operations for Arrow Electronics and senior  vice president of technology for American Airlines. He began his career in information systems with  McDonnell‐Douglas.  Owen holds a bachelor’s degree in Aviation Management from Auburn University School of  Engineering. He is a graduate of Leadership Alabama, a former member of the Financial Services  Roundtable and a former board member for the Consumer Bankers Association. He serves on the  boards of directors for the Birmingham Business Alliance, Innovation Depot, and the United Way of  Central Alabama, and the advisory board for the UAB Collat School of Business.   INVESTOR DAY 2019 | Technology & Continuous Improvement | 2

Key takeaways Technology and continuous improvement Strong technology platforms – CUSTOMER  1 FOCUSED 2 DIGITAL EVERYTHING – Multi‐channel delivery 3 Track record of INNOVATION Robust CYBER DEFENSES – CONTINUOUSLY  4 IMPROVING 5 CONTINUOUS IMPROVEMENT driving results INVESTOR DAY 2019 | Technology & Continuous Improvement | 3

Talented and innovative technology leadership team Chief Information Officer Chief Digital Officer Chief Data and Analytics Officer Amala Duggirala Andrés Hernandez Manav Misra 22 years  30 years  27 years  of experience of experience of experience • Talented and innovative technology leadership team • Broad range of industry experiences from banking, telecommunication,  FinTech and start‐up companies • 1,671 dedicated technology professionals –8% of workforce • Investing $625M in technology to serve our customers in 2019 – 11% of 2018 revenue INVESTOR DAY 2019 | Technology & Continuous Improvement | 4

Significant spending on new technology initiatives 11% of 2018 revenue Technology Investment Cybersecurity &  New technology  Strong Technology  Investments  Risk Management investments in Place Continue 10% • Single branch platform • AI and Robotics • New SEI wealth platform • Voice 42% • New nCino commercial  • Mobile $625M platform • Core systems • Strong online and mobile  • Digital platforms • Data and analytics 48% • Hadoop data lake • Cyber • WorkDay –HR System maintenance / infrastructure • Personalization  • SalesForce CRM • Data Center • Network • Robust cyber defenses • User Hardware  INVESTOR DAY 2019 | Technology & Continuous Improvement | 5

Focused technology strategy to better serve our  customers Customer Experiences Core Capabilities and Infrastructure • Mobile‐first thinking • New technology investments • Digitizing end‐to‐end customer  • Leveraging data and analytics to better  journeys serve customers • Customer‐driven investments • Harnessing the power of the Cloud  • Delivering robust cyber defenses Delivery Optimization Innovation • Launched Agile practice in 2015 • Continue deployment of Artificial  • Leveraging API’s and DevOps  Intelligence (AI) enables speed to market • Strategic investments and partnerships in  • 40+% of code development in  FinTech Agile • Strong partnership with Innovation Depot • Talent acquisition INVESTOR DAY 2019 | Technology & Continuous Improvement | 6

Customer expectations for banking are changing  rapidly Expectations Digitization Personalization Omni‐channel Customer expectations  Customers want banking  Customers expect  Customers are shifting to  are heavily influenced by  to be easy, fast, and  relevant and timely  digital channels, but  all industries always on – Digital  solutions tailored to their  human interaction is still  delivers that experience unique needs important for advice,  guidance, and sales +50% of U.S.  retail sales  are impacted  by digital(1) (1) Source: Forrester Analytics: Digital‐Influenced Retail Sales Forecast, 2018 To 2023 (US) INVESTOR DAY 2019 | Technology & Continuous Improvement | 7

Rapid digital adoption continues at Regions Usage Growth Recognition Regions digital  2.6M Active Digital Users 46% annual increase in checking  channels ranked #1  6% Annual Growth accounts opened through digital in Online Banking 51% annual  Top decile in  of all customer  increase in  Customer Satisfaction  55% transactions occur  Digital Credit  per Gallup’s Retail  in Online or Mobile Card Sales Banking Database Top‐rated bank in  Digital Logins Mobile Deposits Customer Trust in  2017 and 2018 Javelin  +51% +200% Trust in Banking study 754M 4.2M 566M 499M 1.4M 2.6M Top decile performer  in Temkin Customer  Experience ratings 2016 2017 2018 2016 2017 2018 INVESTOR DAY 2019 | Technology & Continuous Improvement | 8

Delivered digital consumer loan experience in 2018  Digital Application Application Status e‐Closing • Pre‐filled personalized experience • Secure document upload • Electronic signatures  • Minutes to apply • Status portal • 24/7 e‐Closings • Increased adoption • Real‐time updates & alerts mortgage  YoY increase  increase in associate  currently ~50% of unsecured  50%  applications  +72%  in online  +25%  productivity 50%  loans use this feature online applications Mobile‐first Strategy Speed Convenience INVESTOR DAY 2019 | Technology & Continuous Improvement | 9

Delivering AI solutions to better serve customers and  improve efficiency REGGIE Reggie’s 2018 Performance our Contact Center Virtual Banker Answered 1.5 million customer calls  Handles:  Online banking FAQ’s Handles select customer calls  Profile updates (phone, email,  address)  Card maintenance (activate, reissue,  Answers bankers’ questions in real time close) 1.4 million banker questions answered Analyzes calls for customer pain points Reduces training time and delivers  consistent answers Enabling Technologies: Artificial Intelligence –Development Operations  Equal to ~50 full time contact center  –Robotic Process Automation –Cognitive Engine  representatives INVESTOR DAY 2019 | Technology & Continuous Improvement | 10

Delivering real‐time, personalized solutions ROSIE, Regions Optimal Solutions Intelligence Engine ROSIE looks  2018 Results at more than 213GBs of  Banker delivers  data to deliver a  personalized  personalized  personalized   65M recommendation to  recommendations recommendation in  customer less than a second recommendations  38M were presented to the  customer by a Banker ROSIE produces 7% more revenue  versus control group, on a per  customer basis ROSIE Enabling Technologies:  Big Data – Artificial Intelligence –Omni‐Channel – Application Programing Interface (API) –Cloud  INVESTOR DAY 2019 | Technology & Continuous Improvement | 11

Robust response to the cyber threat landscape Regions Threat Map Active Threat Landscape • Processing more than 12 billion security  events per month • Core cyber security investments up 8% YoY Robust Cyber Defenses • Strong risk culture and governance structure • Strong perimeter, network, endpoint,  application and data security • Strong insider threat program • Effective partnerships with law enforcement,  government and peers • Constantly updating defenses • Red Team testing INVESTOR DAY 2019 | Technology & Continuous Improvement | 12

Track record of innovation FinTech partnerships, strategic investments, and in‐house development 2015 2017 2019 2011 ‐ 2014 2016 2018 INVESTOR DAY 2019 | Technology & Continuous Improvement | 13

Simplify and Grow –a continuous improvement story 2018 Successes • Completed 10 of 45 Simplify and Grow initiatives • Completed organizational simplification • Completed spans and layers improvements • Back‐office and branch consolidations • Closed sale of Regions Insurance in July • Launched our AI virtual banker in the contact  Key Results center (phase one) • Improved the customer experience • Rolled out new consumer end‐to‐end digital loan  process • Reduced staffing by 1,745 (includes Regions  Insurance) • Reduced approval times on commercial loans  from 9 days to less than 3 days • Reduced 700,000 square feet of space • Branch transaction migration and simplification • $300M of capital generated from sale of Regions  Insurance INVESTOR DAY 2019 | TechnologyINVESTOR  DAY& Continuous 2019 | Corporate Improvement Bank  | 14

Continuous improvement driving staffing reductions Full Time Equivalent(1) 21,714 Key drivers of future reductions 19,969 • Technology deployment of AI, robotics  Down  1,745 and digitization 8% • Operations • Contact Center • Fraud • Underwriting December 2017 December 2018 • Transaction migration to digital  Key Results channels • Reduced management by 17% • Branch consolidations • Improved accountability and focus • Work simplification • Additional staffing reductions 2019 – 2021  (1) Includes staffing reductions associated with the sale of Regions Insurance INVESTOR DAY 2019 | Technology & Continuous Improvement | 15

Continued real estate and third‐party reductions  expense expected Square Footage Reduction Cumulative 3rd Party Spend Reduction 13.7 M 2018 2021 11.6 M ‐15% $11M  2017 2021 $60‐$65M • Consolidations • Reengineered procurement process • Back‐office • Branch • Better demand management • Agile • Strategic sourcing driving savings of  • Hoteling 10% ‐ 30% • Remote work INVESTOR DAY 2019 | Technology & Continuous Improvement | 16

Customer experience and efficiencies through eSign

GENERATING Consistent Sustainable Long-term Performance

BEFORE eSIGN

CUSTOMER

- Schedules closing with branch
- Drives to the branch
- Provides ID
- Required to sign 8 places
- Receives loan funds
- Receives copy of documents
- Leaves branch

ASSOCIATE

- Requests closing package
- Receives and prints package
- Obtain customer's IDs
- Notarizes Name Affidavit
- Funds account through a teller
- Prints official checks
- Makes copies of checks
- Mails out official checks
- Copies closed loan package
- Scans package to repository
- Overnights documents to Ops

AFTER eSIGN

CUSTOMER

- Receives email link to closing package
- Enters 4-digit PIN
- eSigns closing package (3 clicks)

ASSOCIATE

- Requests closing package
- Receives confirmation after eSigned

EVERYTHING ELSE IS AUTOMATED!

REDUCES CLOSING TIME UP TO **90%**

SAVES **$300K** IN MAILING EXPENSE & **20,000** ASSOCIATE HOURS

REDUCES ALMOST **1 MILLION** SHEETS OF PAPER



REGIONS
eSign

*This case study focused on unsecured loan closings with an annual volume of 65,000

REGIONS INVESTOR DAY 2019 | Technology & Continuous Improvement | 17

Investments for growth – funded by efficiency  initiatives Investments  Efficiency & for Growth • Adding bankers • $15 entry‐level wage Effectiveness • Building branches • Merit increases Improvements • Investing in technology • Digital sales Net Impact • Making banking easier for our customers and associates • Efficiency initiatives paying for investments for growth INVESTOR DAY 2019 | TechnologyINVESTOR  DAY& Continuous 2019 | Corporate Improvement Bank  | 18

Key takeaways Technology and continuous improvement Strong technology platforms – CUSTOMER  1 FOCUSED 2 DIGITAL EVERYTHING – Multi‐channel delivery 3 Track record of INNOVATION Robust CYBER DEFENSES – CONTINUOUSLY  4 IMPROVING 5 CONTINUOUS IMPROVEMENT driving results INVESTOR DAY 2019 | Technology & Continuous Improvement | 19

Appendix INVESTOR DAY 2019 | Technology & Continuous Improvement | 20

Forward looking statements disclosure This presentation may include forward‐looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward‐looking statements are not based on historical information, but rather are  related to future operations, strategies, financial results or other developments. Forward‐looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those  statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such  statements. Therefore, we caution you against relying on any of these forward‐looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our  lending and other businesses and our financial results and conditions.  • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge‐offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage‐backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher‐yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non‐traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative  impact on our revenue. • Our inability to keep pace with technological changes could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self‐regulatory agencies, which could  require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non‐objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or  other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.  • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial  condition could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and  which may adversely affect our results.  • Our ability to manage fluctuations in the value of assets and liabilities and off‐balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non‐financial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third‐party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar  act or failure to deliver our services effectively.  • Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man‐made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future  earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather‐related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport  commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. INVESTOR DAY 2019 | Technology & Continuous Improvement | 21

Forward looking statements disclosure (continued) • Our ability to identify and address cyber‐security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary  information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.  • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Possible cessation or market replacement of LIBOR and the related effect on our LIBOR‐based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.  • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause  losses.  • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results  could prove incorrect. • Other risks identified from time to time in reports that we file with the SEC. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward‐Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10‐K for the year ended December 31, 2018 as  filed with the SEC. The words "future," “anticipates,” "assumes,"  “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions  often signify forward‐looking statements. You should not place undue reliance on any forward‐looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume  no obligation and do not intend to update or revise any forward‐looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264‐7040;  Regions’ Media contact is Evelyn Mitchell at (205) 264‐4551. INVESTOR DAY 2019 | Technology & Continuous Improvement | 22